RULE 497(e)
                                                       Registration No. 33-36317

                               [GRAPHIC OMITTED]
                          CHASE MANHATTAN VISTA FUNDS
                                   PROSPECTUS
          VISTA SELECT SHARES OF NEW JERSEY DAILY MUNICIPAL INCOME FUND


March 2, 1998

New Jersey Daily Municipal Income Fund, Inc. (the "Fund") is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income taxes and to the extent possible from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that those objectives will be achieved. This Prospectus relates exclusively to the Vista Select shares class of the Fund. The Fund is concentrated in the securities issued by New Jersey. Additionally, the Fund may invest a significant percentage of its assets in a single issuer, and therefore an investment in the Fund may be riskier than an investment in other types of money market funds. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or Distributor. In all other respects, the Class A and Class B shares represent the same interests in the income and assets of the Fund.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-34-VISTA. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.


Investors  should  be aware  that  the  Chase  Vista  Select  shares  may not be purchased other than through certain securities dealers with whom Vista Fund Distributors, Inc. ("VFD") has entered into agreements for this purpose, directly from VFD or through certain "Participating Organizations" (see "Investments Through Participating Organizations") with whom they have accounts. Vista Select shares have been created for the primary purpose of providing a New Jersey tax-free money market fund product for shareholders of certain funds distributed by VFD. Shares of the Fund other than the Chase Vista Select shares are offered pursuant to a separate prospectus.

Reich & Tang Asset Management L.P., a registered investment adviser, acts as Manager of the Fund and Reich & Tang Distributors, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares.


An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Prospectus should be read and retained by investors for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                                   TABLE OF CONTENTS

Table of Contents......................................................... 2

Table of Fees and Expenses................................................ 3

Financial Highlights...................................................... 4

Introduction.............................................................. 5

Investment Objectives, Policies and Risk Considerations................... 6

New Jersey Risk Factors...................................................12

Management of The Fund....................................................16

Description of Common Stock...............................................19

Dividends and Distributions...............................................20

How to Purchase and Redeem Shares.........................................20
     Initial Purchase of Vista Select Shares..............................21
     Subsequent Purchases of Shares.......................................23
     Redemption of Shares.................................................24
     Exchange Privilege...................................................26
     Specified Amount Automatic Withdrawal Plan...........................27
     Investments Through Participating Organizations......................27

Distribution and Service Plan.............................................29

Federal Income Taxes......................................................30

New Jersey Income Taxes...................................................32

General Information ......................................................33

Net Asset Value...........................................................33

Custodian, Transfer Agent and Dividend Agent..............................34

                           TABLE OF FEES AND EXPENSES

Annual Fund Operating Expenses
(as a percentage of average net assets)

                            Class A shares          Class B shares

Management Fees                0.30%                   0.30%
12b-1 Fees                     0.20%                   0.00%
Other Expenses                 0.36%                   0.35%
 Administration Fees      0.21%                   0.21%
Total Fund Operating
 Expenses (After Fee Waiver)   0.86%                   0.65%


Example                                           1 year            3 years          5 years          10 years
-------                                           ------            -------          -------          --------
You would pay the following  expenses on a $1000 investment,  assuming 5% annual return (cumulative through the end of each year):

                                      Class A       $9               $27              $48               $106
                                      Class B       $7               $21              $36               $81



The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein.


The  figures   reflected  in  this  example   should  not  be  considered  as  a
representation of past or future expenses. Actual expenses may be greater or less than those shown above.

                         FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


The following financial highlights of New Jersey Daily Municipal Income Fund, Inc. has been audited by McGladrey & Pullen LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

                                                       Year Ended
CLASS A                                                October 31,                                                  October 26, 1990
                                             ----------------------------------------------------------------------  (Inception) to
                                               1997       1996        1995        1994         1993       1992      October 31, 1991
                                             --------    ------      ------      ------       ------     ------     ----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period          $ 1.00    $  1.00     $  1.00      $  1.00      $  1.00     $  1.00      $  1.00
Income from investment operations:            --------  --------    --------     --------     --------    --------     --------
 Net investment income..............            0.027      0.027       0.030        0.020        0.020       0.030        0.042
Less Distributions:
 Dividends from net investment income         ( 0.027)  (  0.027)   (  0.030)    (  0.020)    (  0.020)     ( 0.030)     ( 0.042)
                                               --------   --------   --------     --------     --------    --------    --------
Net asset value, end of period......          $ 1.00    $  1.00      $ 1.00     $   1.00     $   1.00      $  1.00     $  1.00
                                               ========   ========   ========     ========     ========    ========    ========
Total Return........................            2.70%      2.69%       3.08%        2.03%        1.98%       3.01%       4.62%*
Ratios/Supplemental Data
Net assets, end of period (000).....          $217,529   $151,421    $130,128    $ 105,929      $78,347    $ 46,374    $ 26,238
Ratios to average net assets:
   Expenses.........................            0.86%+#    0.78%+#     0.72%+       0.66%+       0.61%+      0.42%+      0.27%*+
   Net investment income............            2.66%+#    2.65%+#     3.02%+       2.02%+       1.95%+      2.88%+      4.32%*+


                                                                February 9, 1996
                                                     Year        (Commencement
                                                    Ended        of Offering) to
                                                  October 31,      October 31,
Class B                                              1997              1996
                                                   --------         ---------

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period               $  1.00         $  1.00
Income from investment operations:                 --------        --------
 Net investment income...............                 0.029           0.020
Less distributions:
 Dividends from net investment income              (  0.029)        ( 0.020)
                                                    --------        --------
Net asset value, end of period......               $  1.00         $  1.00
                                                    ========        ========
Total Return........................                  2.91%           2.77%*
Ratios/Supplemental Data
Net assets, end of period (000).....                $ 315              $ 366
Ratios to average net assets:
   Expenses.........................                 0.65%+#         0.61%#*
   Net investment income............                 2.88%+#         2.72%#*

*    Annualized
+    Net of management,  administration  and  shareholder  servicing fees waived which were  equivalent to .00% .06%, .18%,  .26%,  .35%, .70%, and .70%, of
     average net assets  respectively,  plus  expense  reimbursement  which were equivalent to .00%,  .00%,  .00%, .00%, .00%, .04%, and .53% of average net assets, respectively.
#    Includes expense offsets.


INTRODUCTION

New Jersey Daily Municipal Income Fund, Inc. (the "Fund") is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax, and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of New Jersey, Puerto Rico and other United States territories, and their political subdivisions as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than New Jersey, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to New Jersey income tax for New Jersey residents.

Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.

The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A Shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)

On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's subscription will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.

The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same Class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)

The Fund intends that its investment portfolio may be concentrated in New Jersey Municipal Obligations as defined herein and bank Participation Certificates therein. A summary of special risk factors affecting the State of New Jersey is set forth under "New Jersey Risk Factors" in the Statement of Additional Information.

The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.


Chase Vista Select shares have been created for the primary purpose of providing a New Jersey tax-free money market fund product for investors who purchase shares directly from VFD, through dealers with whom VFD has entered into agreements for this purpose or through certain "Participating Organizations" (see "Investments Through Participating Organizations" herein) with whom they have accounts or who acquire Chase Vista Select shares through the exchange of shares of certain other investment companies as hereinafter described. Chase Vista Select shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. For example, shareholders who hold other shares of the Fund may not participate in the exchange privilege described herein and have different arrangements for redemptions by check.


INVESTMENT OBJECTIVES, POLICIES
AND RISK  CONSIDERATIONS

The Fund is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. Such interest, and "exempt-interest dividends", however, may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New Jersey or any New Jersey local government, or their instrumentalities, authorities or districts ("New Jersey Municipal Obligations") will be exempt from the New Jersey gross income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that New Jersey is prohibited from taxing under the Constitution, the laws of the United States of America or the New Jersey Constitution ("Territorial Municipal Obligations") also should be exempt from the New Jersey gross income tax provided the Fund complies with New Jersey law. (See "New Jersey Income Taxes" herein.) To the extent suitable New Jersey Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the New Jersey gross income tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in New Jersey Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its total assets in Participation Certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations. The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); (ii) Municipal Obligations or Participation Certificates which are subject to a Demand Feature or Guarantee (as such terms are defined in rule 2a-7 of the 1940 Act) which have received a rating from an NRSRO or such guarantor has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the guarantee (unless the guarantor directly or indirectly, controls, is controlled by or is under common control with an issuer of the security subject to the guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. In addition,

Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and maybe purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) it has received a long-term rating from any NRSRO that is not within the three highest rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are: "AAA" and "AA" by S&P, in the case of long-term bonds and notes; or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P, or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. Reassessment, however, is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions. First Tier Security means any Eligible Security that: (i) is a rated security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that is as determined by the fund's board of directors to be of comparable quality; (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.

In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security, or (3) is determined to no longer present minimal credit risks or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that a security is disposed of, as soon as practicable, such disposition shall occur consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. Provided, however, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless the Municipal Obligations are First Tier Securities.

In view of the "concentration" of the Fund in bank Participation Certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulation, changes in the availability and cost of capital funds, and general economic conditions. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

The Fund may not:

(1) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(3) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


(4) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 under the Investment Company Act of 1940), with respect to 75% of the total assets of the Fund, not more then 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a non-controlled person.

(5) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the Participation Certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New Jersey Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

NEW JERSEY RISK FACTORS

This summary is included for the purpose of providing a general description of the credit and financial conditions of the State of New Jersey. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the Statement of Additional Information.

After enjoying an extraordinary boom during the mid-1980's, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). At the onset of that recession, New Jersey experienced accelerated declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Unemployment in New Jersey has continued to recede while home-building and retail sales have continued to increase steadily from 1992 lows. New Jersey has benefited from the national recovery. At the end of calendar year 1997, New Jersey's recovery was in its sixth year and appears to be sustainable now that the national economy has "soft landed." Reasons for cautious optimism in New Jersey include increasing employment levels, a low jobless rate, and a higher-than-national level of per capita personal income.

New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the total amount of appropriations for the fiscal year exceed the total revenue anticipated for that fiscal year. The State's current Fiscal Year ends June 30th. The largest part of the total financial operations of the State is accounted for in the General Fund, which is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval.

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be independently audited by a registered municipal accountant. The Division reviews all municipal and county annual budgets prior to adoption. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with other State or Federal mandates enacted after the effective date of the Cap Law; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding obligations, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the three-year average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit.

Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, requires certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

In each school district having a Board of School Estimate, the Board of School Estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If either the local board of estimate disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In each school district without a Board of School Estimate, the elected board of education develops the budget proposal and, after public hearing, submits to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has approximately 20 days to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by them to be necessary for any item rejected at the election, the board of education of such district may appeal the action to the Commissioner.

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding

100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000, the debt limit is 6% of the aforesaid average equalized valuation.

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.). The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

 MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC Operating Partnership, L.P. ("NEICOP") or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.

The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. As of January 31, 1998, the Manager was investment manager, advisor or supervisor with respect to assets aggregating approximately $11 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments.


Effective January 1, 1998, NEICOP is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns directly and indirectly approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the manager and has no impact upon the Manager's performance of its responsibilities and obligations. The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on July 12, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services.

Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with the personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.) In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee equal to .20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

DESCRIPTION OF
COMMON STOCK

The Fund was incorporated in Maryland on July 24, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of January 31, 1998, the amount of shares owned by all officers and directors as a group was less than 1% of the outstanding shares of the Fund.

The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee of .20% of the average daily net assets of the Class A shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1;and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of a Fund that participates in a exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Chase Vista Select shares have been created for the primary purpose of providing a New Jersey tax-free money market fund product for investors who purchase shares directly from VFD, through dealers with whom VFD has entered into agreements for this purpose (see "Investments Through Participating Organizations" herein) with whom they have accounts, or who acquire Chase Vista Select shares through the exchange of shares of certain other investment companies as hereinafter described. Chase Vista Select shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. For example, shareholders who hold other shares of the Fund may not participate in the exchange privilege described herein and have different arrangements for redemptions by check.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if such holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

DIVIDENDS AND
DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

HOW TO PURCHASE AND
REDEEM SHARES


Investors may invest in Chase Vista Select shares through VFD or through dealers with whom VFD has entered into agreements for this purpose as described herein and those who have accounts with Participating Organizations may invest in the Chase Vista Select shares through their Participating Organizations in accordance with the procedures established by the Participating Organizations. (See "Investments Through Participating Organizations" herein.) Only Class A shares are offered through this Prospectus. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. All other investors, and investors who have accounts with Participating
Organizations  but  who  do  not  wish  to  invest  in the  Fund  through  their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. The minimum initial investment in the Chase Vista Select shares is $2,500. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100.


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations, VFD, and from dealers with whom VFD has entered into agreements for this purpose.

In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's order at the net asset value per share first determined after receipt of the order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, New York City time, on any Fund Business Day becomes effective on the next Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. During the notice period any shareholder who receives such a notice may (without regard to the normal $100 requirement for an additional investment) make a purchase of additional shares to increase the total net asset value at least to the minimum amount and thereby avoid such mandatory redemption.

For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to at least $500.

The redemption of shares may result in the investor's receipt of more or less than is paid for the shares and, thus, in a taxable gain or loss to the investor.


INITIAL PURCHASE OF
CHASE VISTA SELECT SHARES


Investors may obtain a current prospectus and the order form necessary to open an account by telephoning the Chase Vista Service Center at 1-800-34-VISTA.


Mail. To purchase shares of the "Chase Vista Select" shares send a check made payable to "Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:


New Jersey Daily Municipal Income Fund, Inc.
P.O. Box 419392
Kansas City, Missouri 64141-6392

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire. To purchase shares of the Chase Vista Select shares using the wire system for transmittal of money among banks, investors should first telephone the Fund at 1-800-34-VISTA to obtain a new account number. The investor should then instruct a member commercial bank to wire the money immediately to:

DST Systems, Inc.
ABA #1010-0362-1
CHASE VISTA FUNDS
DDA #751-1-629
For New Jersey Daily Municipal Income Fund, Inc.
Account of
Fund Account #
SS#/Tax ID#

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal

Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

SUBSEQUENT PURCHASES
OF SHARES

Subsequent purchases can be made either by bank wire or by mailing a check to:

Chase Vista Funds
P.O. Box 419392
Kansas City, Missouri  64141-6392

There is a $100 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may re-open an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share for each Class following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures (signature guarantees by notaries public are not acceptable).

Written Requests. Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

Chase Vista Funds
P.O. Box 419392
Kansas City, Missouri  64141-6392

Normally the redemption proceeds are paid by check mailed to the shareholder of record.

Checks. By making the appropriate election on their subscription form, shareholders may request a supply of checks which may be used to effect redemptions. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $500 or more. When a check is presented to the Fund's agent bank for payment, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which could take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. The Fund's agent bank will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or impose additional fees following notification to the Fund's shareholders.

Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time or to impose additional fees following notification to the Fund's shareholders.


Telephone. The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their address or, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. However, all telephone redemption instructions in excess of $25,000 will be wired directly to such previously designated bank account, for the protection of shareholders. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. To provide evidence of telephone instructions, for Chase Vista Select Shares, the transfer agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


A shareholder making a telephone withdrawal should call the Fund at 1-800-34-VISTA and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time and on the next Fund Business Day of the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

EXCHANGE PRIVILEGE


Shareholders of the Chase Vista Select shares may exchange at relative net asset value for Vista Shares of the Chase Vista U.S. Government Money Market Fund, the Chase Vista 100% U.S. Treasury Securities Money Market Fund, the Chase Vista Treasury Plus Money Market Fund, the Chase Vista Federal Money Market Fund, the Chase Vista Prime

Money Market Fund, the Chase Vista Cash Management Fund, the Chase Vista Tax Free Money Market Fund, the Chase Vista New York Tax Free Money Market Fund, the Chase Vista California Tax Free Money Market Fund, and the Chase Vista Select shares of any Reich & Tang Asset Management L.P. sponsored fund and may exchange at relative net asset value plus any applicable sales charges, the Chase Vista Select shares of the Fund for the shares of the non-money market Chase Vista Funds, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the Chase Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his Chase Vista Select shares by exchange from such fund. Under the exchange privilege, Chase Vista Select shares may be exchanged for shares of other funds only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the Chase Vista Funds into which Chase Vista Select shares are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for Federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determined that it would be disadvantaged by an immediate transfer of the proceeds. (This privilege may be amended or terminated at any time following 60 days' written notice.) Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain preauthorizations or indemnifications are accepted and on file. Further information is available from the Transfer Agent.


SPECIFIED AMOUNT AUTOMATIC WITHDRAWAL PLAN

Shareholders who own $10,000 or more shares of the Fund may elect to withdraw shares and receive payment from the Fund of a specified amount of $100 or more automatically on a monthly or quarterly basis in an amount approved and confirmed by the Manager. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value so that the designated payment is received on approximately the first or fifteenth day of the month following the end of the selected payment period. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.

INVESTMENTS THROUGH
PARTICIPATING ORGANIZATIONS

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased. No certificates are issued with respect to investments in the Fund.


Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Chase Vista Select shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Chase Vista Select shares owned by each customer as of the statement closing date, purchases and redemptions of Chase Vista Select shares by each customer during the period covered by the statement and the income earned by Chase Vista Select shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Chase Vista Select shares).

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Chase Vista Select shares may be purchased and redeemed through the Participating Organization.


The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund management's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws may differ on this issue from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as underwriters, distributors or dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DISTRIBUTION AND
SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only).

Under the Shareholder Servicing Agreement, the Distributor receives with respect only to Class A shares a service fee equal to .20% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholders services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to participating organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A Shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Manager and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii)
preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

For the fiscal year ended October 31, 1997, the total amount spent pursuant to the Plan for Class A shares was .43% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement and an amount representing .23% was paid by the Manager (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Manager, $789,345 was utilized for Broker assistance payments, $11,728 for compensation to sales personnel, $3,054 for travel and expenses, $21,109 for Prospectus printing, and $819 on miscellaneous expenses.

FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses. The Fund informs shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including "exempt interest dividends" paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a Shareholder may realize a taxable gain or loss upon the disposition of shares.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligation and that the interest thereon will be tax-exempt to the Fund to the same extent as the interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal

Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal Government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from regular income tax of the interest earned on the Municipal Obligations.

NEW JERSEY INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, Territorial Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Zuckerman Radin Tischman Epstein & Gross, P.A., special New Jersey tax counsel to the Fund, assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations or Territorial Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax.

Shareholders are urged to consult with their tax advisors the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on July 24, 1990 and it is registered with the SEC as an open-end management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.

NET ASSET VALUE
----------------------

The net asset value of each Class the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

CUSTODIAN TRANSFER AGENT
AND DIVIDEND AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. DST Systems, Inc., 127 West 10th Street, Kansas City, Missouri 64105, is the transfer agent and dividend agent for the Chase Vista Select shares of the Fund. The Fund's custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

(This Page Intentionally Left Blank)

CHASE VISTA FUNDS
Vista Service Center
P.O. Box 419392
Kaansas City, Missouri 64141-6392



NEW ACCOUNT APPLICATION (FOR INITIAL INVESTMENT ONLY.)
CHASE VISTA MONEY MARKET FUNDS (VISTA SHARES)


1. Account Registration

For Individual: Use line 1

Note: To establish an account beneficiary, check TOD box below and designate beneficiaries in the space provided, or include on a separate page:

 TOD
For Joint Account: Use lines 1 & 2

In the case of joint registration, this account will be registered joint tenants with rights of survivorship and not tenants in common, unless otherwise stated by the investor.

For a Minor: Use line 3

For Trust, Corporation, Partnership or other legal entity: Use line 4

The Registered owner is a:
 Corporation     Trust
 Partnership     Non-Profit or Charitable Org.
 Other

Please Print name clearly and exactly as account is to be registered

1.      [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ] [ ] [ ] [ ][ ] [ ] [ ][ ]
        First Name      M.I.    Last Name
        [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ][ ]
        Social Security Number
2.      [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ]
        First Name      M.I.    Last Name
        [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ][ ]
        Social Security Number

3.      [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ] [ ] [ ] [ ][ ] [ ] [ ][ ]
        Custodian First Name    M.I.    Last Name
Custodian for
        [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ] [ ] [ ] [ ][ ] [ ] [ ][ ]
        Minor's First Name      M.I.    Last Name
        [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ]
        Minor's Social Security Number
Under the  [ ] [ ] [ ][ ] [ ] [ ] [ ][ ] Uniform Gifts/Transfers to Minors Act.
        Name of State

4.      [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ]
        Name of Entity (If a Trust, include date of agreement and type)
        [ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ]
        Authorized Individual
        [ ] [ ]-[ ] [ ] [ ][ ] [ ] [ ][ ]       [ ] [ ] [ ][ ] [ ] [ ][ ] [ ]
        Tax I.D. Number Title

2. Mailing Address

[ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ]
Street  Apt. No.
[ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ]      [ ] [ ]
City    State   Zip
[ ] [ ] [ ] [ ] [ ] [ ]-[ ] [ ] [ ][ ]  [ ] [ ] [ ] [ ] [ ] [ ]-[ ] [ ] [ ][ ]
Daytime Phone Number    Evening Phone Number    Country

3. Initial Investment $2,500 minimum initial investment per fund/account or $250 initial investment with a $200 systematic monthly purchase

A. Please indicate the name of the Fund you wish to invest in and make your check payable to the Fund(s).
        Chase Vista Fund Name (Fund Number)            Amount
        U.S. Government Money Market Fund (220)        $________________
        100% Treasury Money Market Fund (677)          $________________
        Treasury Plus Money Market Fund (678)          $________________
        Federal Money Market Fund (353)                $________________
        Cash Management Fund (223)                     $________________
        Tax Free Money Market Fund (2)                 $________________
        California Tax Free Money Market Fund (99)     $________________
        New York Tax Free Money Market Fund (3)        $________________
        Select Shares of Connecticut Daily
        Tax Free Income Fund (140)                     $________________
        Select Shares of New Jersey Daily
        Municipal Income Fund (141)                    $________________

B. Please have your representative fill in this information if he/she opened your account. This will avoid a duplicate order.

Trade Date _________ Confirm Number __________ Account Number ________________

4. For Dealer Use Only

When opening your account through a representative, have him/her complete this section


We guarantee the signature and legal capacity of the applicant.
________________________________________________________________________________
Dealer/Company Name     Dealer Number   Branch and Region Number (if applicable)
________________________________________________________________________________
Address
________________________________________________________________________________
Representative Name     Rep. #  Daytime Phone Number

Authorized Signature ____________________________________________


5. Distributions
Please indicate how you would like to receive distributions (check only one)

1. [ ]  Dividends reinvested in additional shares
2. [ ] Dividends automatically deposited to your checking account (Please complete Section 7)
3. [ ]  Dividends mailed to your address in Section 2

6. Telephone  Privileges

You will be able to execute telephone transactions by calling 1-800-34-VISTA (800-348-4782) 24 hours a day for automated service, 9 am - 6 pm EST to speak with a service representative

Telephone privileges will be provided to you automatically unless you elect not to by checking the box associated with each privilege.

[] Telephone Purchases ($100 minimum)-Your purchase will be deducted from the account you designate by completing Section 7.

[] Telephone Exchanges-Permits exchanges into established Chase Vista Funds ($100 minimum) or to new Chase Vista Funds ($2,500 minimum).

[]  Telephone   Redemptions-Permits   redemptions  by  telephone  with  proceeds
deposited in the bank account you designate in Section 7 or mailed to your address (maximum check amount $25,000).

7. Bank Account Designation
This section must be completed to permit certain options chosen in Sections 5, 6, 8 and 9

Account name must match the name in Section 1. A blank/voided check is required for account and bank routing information.

_______________________________________________________________________________
Name of Bank            Branch
_______________________________________________________________________________
Bank Address    City    State   Zip

___________________________             [ ] [ ][ ] [ ] [ ][ ] [ ] [ ][ ] [ ] [ ]
Type of Account (Checking/Savings)      Account Number

[ ] Please check this Box to confirm voided check is attached.

8. Systematic Investment Plan

Amounts (minimum $100) will be automatically drawn on your bank account and invested in your Chase Vista Fund account

Authorization Form

Invest automatically the amount of $_______________ on or about the _________ day. Purchases will be made monthly unless you wish to elect quarterly by checking this box n. If the day you selected for your automatic purchase falls on a holiday or a weekend, the purchase could be delayed. Funds will be drawn from (check one):

1. [ ] my/our bank account indicated in Section 7.

2. [ ] my/our Chase Vista money market account and invested in another Chase Vista Fund, subject to applicable sales charges.

Fund Name: ______________________________________  Class of Shares:  [] A  [] B

Your first automatic monthly investment will occur no sooner than two weeks after the receipt of your application.

9. Systematic Redemption Plan

This is a convenient way to receive  payments from your fund account.  This Plan is subject to minimum account balances, minimum monthly or quarterly redemptions, and any applicable sales charges dependent upon the class of shares you own.

Please make payments of $_______________ prior to the first day of every: n month or n quarter beginning with the month of __________________________. Your Application must be received in good order at least two weeks prior to first actual redemption date.

Check One: [ ] Redemption  proceeds  automatically  deposited to the account you designate in Section 7, or
           [ ] Mail check payable to:

________________________________________________________________________________
Individual or Company Name
________________________________________________________________________________
Street Address  City    State   Zip

10. Checkwriting Authorization & Signature (For A Shares Only)

[ ] Check here if you would like checkwriting privileges. ($500 minimum per check.) Only one signature will be required on joint accounts.

CHECKWRITING DRAFTS WILL BE ISSUED 15 DAYS AFTER ACCOUNT IS FUNDED BY CHECK, 7 DAYS IF FUNDED BY AUTOMATED CLEARING HOUSE PURCHASE.

11. Acknowledgment, Certification & Signatures

This section must be signed in order to open a Chasse Vista account

UNDER THE PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT (1) HE/SHE IS A CITIZEN OR RESIDENT OF N THE UNITED STATES OR N (STATE COUNTRY) __________, (2) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN IN SECTION 1 IS CORRECT, AND (3) HE/SHE IS NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE HE/SHE HAS NOT BEEN NOTIFIED THAT HE/SHE IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR THE INTERNAL REVENUE SERVICE HAS NOTIFIED HIM/HER THAT HE/SHE IS NO LONGER SUBJECT TO BACKUP WITHHOLDING. (IF THE UNDERSIGNED IS SUBJECT TO BACKUP WITHHOLDING, CROSS OUT THE WORDS AFTER (3) ABOVE.)

By signing this Application, the undersigned (1) appoints his/her broker-dealer or shareholder servicing agent, and/or authorized sub-agent, as his/her agent for all transactions on his/her behalf with any Chase Vista Fund; (2) certifies that he/she has received, reviewed and accepts this Application (including the services described herein) and the current prospectus(es) of the Chase Vista Fund(s) in which he/she is investing and accepts the related statement(s) of additional information; and (3) agrees that all statements in this Application apply to shares of any Chase Vista Fund or Chase Vista Select Shares of other funds into which his/her shares are transferred.

Subject to the terms and conditions herein and in the applicable Fund's prospectus and statement of additional information, the undersigned releases and agrees to hold harmless the Chase Vista Funds and its agents and/or sub-agents against any claim, liability, loss, damage, and expense for any act or failure to act in connection with Fund shares, any related investment account, privileges or services, and oral and written instructions relating thereto. Shareholders should be aware that Chase and its affiliates may exchange among themselves certain information about the shareholder and his account.

THE UNDERSIGNED CERTIFIES THAT HE/SHE (1) WAS NOT OFFERED ANY ADVICE OR RECOMMENDATION ON INVESTING IN ANY FUND BY ANY COMMERCIAL BANK; AND (2) UNDERSTANDS THAT (I) NO INVESTMENT ACCOUNT ESTABLISHED WITH RESPECT TO THE CHASE VISTA FUNDS IS A DEPOSIT ACCOUNT AND NEITHER SUCH ACCOUNT NOR FUND SHARES ARE FDIC INSURED OR INSURED BY THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; (II) FUND SHARES ARE NOT OBLIGATIONS OF, ENDORSED BY, NOR GUARANTEED BY, CHASE OR ANY COMMERCIAL BANK; AND (III) THE UNDERSIGNED MUST MAKE HIS/HER OWN INVESTMENT DECISIONS AND ASSUME ALL RISK OF LOSS - INCLUDING POSSIBLE LOSS OF PRINCIPAL - RESULTING FROM DECISIONS TO PURCHASE, EXCHANGE OR SELL SHARES OF ANY FUND(S).

Check One:      [] U.S. Citizen  [] Resident Alien
                [] Non-Resident Alien; Country of Tax Residency

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

Individual or Custodial Accounts
____________________________________________
Signature of Individual or Custodian    Date
____________________________________________
Signature of Joint Tenant (if any)      Date

Corporations, Partnerships, Trusts, etc.
____________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date
____________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date

PLEASE COMPLETE THE FOLLOWING SECTIONS IF YOU ARE AN INSTITUTIONAL INVESTOR ONLY

12. PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following persons ("Authorized Person(s)") are currently officers, trustees, general partners, or other authorized agents of the Shareholder. Any _____* of the Authorized Person(s) is, by lawful and appropriate action of the Shareholder, a person entitled to give instructions regarding purchases and redemptions or to make inquiries, regarding your Account.

____________________________________________
Name/Title      Signature       Date
____________________________________________
Name/Title      Signature       Date
____________________________________________
Name/Title      Signature       Date
____________________________________________
Name/Title      Signature       Date

DST Systems, Inc. ("DST") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither DST nor any entity on behalf of which DST is acting shall be liable for any claims or expenses (including legal fees) or for any losses, resulting from actions taken upon any instructions believed to be genuine. DST may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally applicable to any successor of DST.

*If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

13. Certificate of Authority Institutional investors must complete one of the following two Certificates of Authority.

A. FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees).

I,   ____________________________________,    Secretary   of   the   above-named
Shareholder, do hereby certify that a meeting on _______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the shareholder duly adopted a resolution which is in full force and effect and in accordance with the Shareholder's charter and by-laws, which resolution did the following: (1) empowered the officer/trustee executing this Application to do so, on behalf of the Shareholder; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the Shareholder on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Shareholder and to notify DST when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until DST receives a duly enacted amendment to the Certification form.

Witness my hand and seal on behalf of the Shareholder this ____ day of ___________________, 19___ Secretary_________________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the Shareholder.

_______________________________________________________
Certifying Officer of the Corporation or Unincorporated Association

B. PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all the general partners/trustees of the Shareholder and that they have done the following under the authority of the Shareholder's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application to do so on behalf of the shareholder; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the Shareholder on the terms described above; and
(3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the shareholder and to notify DST when changes in general partners/trustees occur. This authorization will remain in full force and effect until DST receives a further duly executed certification. If there are not enough spaces here for all the necessary signatures, complete a separate certificate containing the language of Certificate B and attach it to the Application.
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            P.O. Box 419392
            Kansas City, Missouri 64141-6392


VSNJ-1-398

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